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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
February 25, 2004

Commission file number 001-09913

KINETIC CONCEPTS, INC.
(Exact name of registrant as specified in its charter)

Texas (State of Incorporation)	74-1891727 (I.R.S. Employer Identification No.)

8023 Vantage Drive
San Antonio, Texas 78230
Telephone Number: (210) 524-9000
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Item 5. Other Events.

On February 25, 2004, Kinetic Concepts, Inc. issued a press release announcing that the underwriters have exercised in full their over-allotment option in connection with the initial public offering of Kinetic Concepts, Inc.'s common stock. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 7. Financial Statements and Exhibits

(c)
Exhibit

99.1
Kinetic Concepts, Inc. press release dated February 25, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINETIC CONCEPTS, INC. (REGISTRANT)
Date: February 25, 2004	By:	/s/ TERESA A. JOHNSON Teresa A. Johnson Vice President, Accounting and Finance

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SIGNATURES